UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 2006

HOMASSIST CORPORATION
(Exact name of small business issuer in its charter)
Nevada	333-124405	98-0434357
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
107-1520 McCallum Rd Suite# 29 Abbotsford, British Columbia, Canada, V2S 8B2 (604) 592-3574
(Address and telephone number of principal executive offices)
107-1520 McCallum Rd Suite# 29 Abbotsford, British Columbia, Canada, V2S 8B2 (604) 592-3574

(Address of principal place of business or intended principal place of business)

Nevada Agency and Trust Company

50 West Liberty, Suite 880 Reno, Nevada 89501

(775) 322-0626

(Name, address and telephone number of agent for service)

W. Scott Lawler, Esq.

41877 Enterprise Circle North, Suite 220

Temecula, California 92590

(951) 506-8888

(Copies of All Communications To)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Miller & McCollom audited the consolidated financial statements of Homassist from July 1, 2004 to January 31, 2006.  On April 30, 2006, Miller & McCollom resigned as our independent auditor.  The audit committee of Homassist did not participate in Miller & McCollom’s decision to resign.

Miller & McCollom’s reports for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the board of directors of the registrant.

During the two (2) most recent fiscal years and the subsequent interim period through the date of resignation, there were no disagreements with the former accountant, on any matter of accounting principal or practices, financial statement disclosure, or auditing scope or procedure.

As of April 30, 2006, the registrant has engaged the firm of Schumacher & Associates Inc. as its new principal accountant to audit the registrant’s financial statements.

SIGNATURES

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

The following Exhibits are attached to this Form 8-K:

Exhibit 16.1

Letter from Miller & McCollom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

July 24, 2006

HOMASSIST CORPORATION

By:

/s/ Irene Braham

Title:

President/CEO